Exhibit 24.1

                                POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and Valerie L. Cover and/or Michael T. Fries his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the ten months ended December 31, 1998 of United International Holdings, Inc. (the "Company"), to be filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, whereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done on behalf of the Company by virtue hereof.


                              /s/ Gene W. Schneider
                              ------------------------------------
May 3, 1999                   Gene W. Schneider

                              /s/ Albert M. Carollo
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May 3, 1999                   Albert M. Carollo

                              /s/ John P. Cole, Jr.
                              ------------------------------------
May 3, 1999                   John P. Cole, Jr.

                              /s/ Valerie L. Cover
                              ------------------------------------
May 3, 1999                   Valerie L. Cover

                              /s/ Lawrence F. DeGeorge
                              ------------------------------------
May 3, 1999                   Lawrence F. DeGeorge

                              /s/ Lawrence J. DeGeorge
                              ------------------------------------
May 3, 1999                   Lawrence J. DeGeorge

                              /s/ Michael T. Fries
                              ------------------------------------
May 3, 1999                   Michael T. Fries

                              /s/ Antony P. Ressler
                              ------------------------------------
May 3, 1999                   Antony P. Ressler

                              /s/ John F. Riordan
                              ------------------------------------
May 3, 1999                   John F. Riordan

                              /s/ Curtis W. Rochelle
                              ------------------------------------
May 3, 1999                   Curtis W. Rochelle

                              /s/ Mark L. Schneider
                              ------------------------------------
May 3, 1999                   Mark L. Schneider

                              /s/ Bruce H. Spector
                              ------------------------------------
May 1, 1999                   Bruce H. Spector